Exhibit 99.1

Execution Version

Dated: JUNE 17, 2025

$300,000,000

5.200% Senior Notes Due 2032

KITE REALTY GROUP, L.P.

UNDERWRITING AGREEMENT

TABLE OF Contents

Kite Realty Group, L.P.

$300,000,000

5.200% SENIOR NOTES DUE 2032

UNDERWRITING AGREEMENT

June 17, 2025

Wells Fargo Securities, LLC

PNC Capital Markets LLC

TD Securities (USA) LLC

As representatives of the several underwriters

named in Schedule 1 hereto

c/o	Wells Fargo Securities, LLC 550 South Tryon Street

Charlotte, North Carolina 28202

c/o	PNC Capital Markets LLC
300 Fifth Avenue, 10th Floor
Pittsburgh, Pennsylvania 15222

c/o	TD Securities (USA) LLC
1 Vanderbilt Avenue, 11th Floor
New York, New York 10017

Dear Ladies and Gentlemen:

Kite Realty Group, L.P., a Delaware limited partnership (the “Operating Partnership”), the sole general partner of which is Kite Realty Group Trust, a Maryland real estate investment trust (the “Company”), wishes to confirm as follows its agreement with the underwriters named in Schedule 1 hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 9 of this underwriting agreement, this “Agreement”) for whom Wells Fargo Securities, LLC, PNC Capital Markets LLC and TD Securities (USA) LLC are acting as the representatives (the “Representatives”), with respect to the sale by the Operating Partnership and the purchase by the Underwriters, acting severally and not jointly (the “Offering”), of $300,000,000 aggregate principal amount of the Operating Partnership’s 5.200% Senior Notes due 2032 (the “Notes”). Contingent upon the occurrence of certain conditions set forth in the Indenture (as defined below), the Company (the “Possible Future Guarantor”) will be required to guarantee (the “Possible Future Guarantee”) payment of the principal of, and premium, if any, and interest on, the Notes. The Notes will be issued pursuant to a base indenture dated as of September 26, 2016 between the Operating Partnership and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”) (the “Base Indenture”), as supplemented by a fourth supplemental indenture, to be dated as of June 27, 2025 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), among the Operating Partnership, the Company and the Trustee.

The Operating Partnership understands that the Underwriters propose to make a public offering of the Notes as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

SECTION 1.      Representations, Warranties and Agreements of the Operating Partnership. The Operating Partnership represents, warrants and agrees that, as of the date hereof:

(a)               The Operating Partnership and the Company have filed with the Securities and Exchange Commission (the “Commission”) within three years of the date of this Agreement, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), an “automatic shelf registration statement,” as defined under Rule 405 under the Securities Act, on Form S-3 (File Nos. 333-280024-01 and 333-280024), including a base prospectus (the “base prospectus”), relating to the offer and sale of certain securities (including the Notes). Except where the context otherwise requires, such registration statement, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in the Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, is referred to in this Agreement as the “Registration Statement”. The term “Prospectus” shall mean the final prospectus supplement relating to the Notes, together with the base prospectus, that is first filed pursuant to Rule 424(b) under the Securities Act after the date and time that this Agreement is executed by the parties hereto. The term “Preliminary Prospectus” shall mean any preliminary prospectus supplement relating to the Notes, together with the base prospectus, that is first filed with the Commission pursuant to Rule 424(b) under the Securities Act. For purposes of this Agreement, “free writing prospectus” has the meaning ascribed to it in Rule 405 under the Securities Act, and “Issuer Free Writing Prospectus” shall mean each free writing prospectus prepared by or on behalf of the Operating Partnership or used or referred to by the Operating Partnership in connection with the offering of Notes, including any “road show for an offering that is a written communication” within the meaning of Rule 433(d)(8)(i) under the Securities Act, whether or not required to be filed with the Commission. “Time of Sale Information” shall mean the Preliminary Prospectus together with the information listed in Schedule 2, if any, hereto and the free writing prospectuses, if any, each identified in Schedule 3 hereto. All references in this Agreement to the Registration Statement, a Preliminary Prospectus, the Prospectus or the Time of Sale Information, or any amendments or supplements to any of the foregoing, shall be deemed to include any documents incorporated by reference therein, and shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”), that, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term “Incorporated Documents” means the documents that at the time of filing are incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto. For purposes of this Agreement, “Effective Time” means the date and time as of which the Registration Statement became effective upon filing with the Commission. “Effective Date” with respect to the Registration Statement means the date of the Effective Time thereof.

(b)               On the Effective Date of the Registration Statement, at the effective time of any amendment to the Registration Statement, and at each deemed effective date (the “deemed effective date”) with respect to the Underwriters pursuant to Rule 430(B)(f)(2) under the Securities Act, the Registration Statement (and with respect to each deemed effective date, the part of the Registration Statement relating to the Notes) conformed, and any amendment to the Registration Statement filed after the date hereof will conform, in all material respects when filed, to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (collectively, the “Trust Indenture Act”), and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Operating Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information is that described as such in Section 10(b) hereof. At the time of filing of each of the Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) under the Securities Act and at the Closing Date (as defined in Section 4), the Preliminary Prospectus conformed and the Prospectus will conform, in all material respects, to the requirements of the Securities Act, and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Operating Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information is that described as such in Section 10(b) hereof. The Time of Sale Information does not, and will not at the time of sale of the Notes and at the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that no representation or warranty is made as to information contained in or omitted from the Time of Sale Information in reliance upon and in conformity with written information furnished to the Operating Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information is that described as such in Section 10(b) hereof. Each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(c)               Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act on the date of first use, and the Operating Partnership has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act. Each Issuer Free Writing Prospectus, when considered together with the Time of Sale Information at the time of sale of the Notes, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Operating Partnership notified or will notify the Underwriters, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, including any Incorporated Document and any preliminary or other prospectus supplement deemed to be a part thereof that has not been superseded or modified. The Operating Partnership has not made any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Operating Partnership has retained in accordance with the Securities Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act. The Operating Partnership has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Securities Act) in connection with the offering of the Notes will not be required to be filed pursuant to the Securities Act.

(d)               The Operating Partnership satisfies all of the requirements of the Securities Act for use of Form S-3 for the offering of Notes contemplated hereby and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405 under the Securities Act (File No. 333-280024-01) on Form S-3, including a related base prospectus included in the Registration Statement, for registration under the Securities Act of the offering and sale of certain securities, including the Notes. Such Registration Statement, including any amendments thereto filed prior to any Applicable Time (as defined below) or prior to any such time this representation is repeated or deemed to be made, became effective upon filing. The Operating Partnership was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Operating Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Notes, is not on the date hereof and will not be on the Closing Date an “ineligible issuer” (as defined in Rule 405 under the Securities Act).

To the extent that the Registration Statement is not available for the sales of the Notes as contemplated by this Agreement or the Operating Partnership is not a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) or otherwise is unable to make the representations set forth in Section 1(yy) at any time when such representations are required, the Operating Partnership shall file a new registration statement with respect to any additional notes necessary to complete such sales of the Notes and shall cause such registration statement to become effective as promptly as practicable. After the effectiveness of any such registration statement, all references to “Registration Statement” included in this Agreement shall be deemed to include such new registration statement, including all documents incorporated by reference therein pursuant to Item 12 of Form S-3, and all references to base prospectus included in this Agreement shall be deemed to include the final form of prospectus, including all documents incorporated therein by reference, included in any such registration statement at the time such registration statement became effective.

(e)               The Incorporated Documents (i) when they became effective or were filed with the Commission, as the case may be, (ii) on the earlier of the time the Prospectus was first used and the date and time (the “Applicable Time”) of the first contract of sale of the Notes in this offering, and (iii) on the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and did not as of their respective dates contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and any further documents so filed and incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, when filed with the Commission and on the Closing Date, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(f)                The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g)               No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any Issuer Free Writing Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction.

(h)               The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, is duly qualified to do business and is validly existing or in good standing as a foreign real estate investment trust in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a material adverse effect on the business, properties, prospects, operations, management, financial condition, net worth, shareholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise (collectively, a “Material Adverse Effect”), and has all power and authority necessary to own or hold its properties and other assets to conduct the businesses in which it is engaged.

(i)                 The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is validly existing or in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing will not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to execute, deliver and perform its obligations under this Agreement, the Indenture and the Notes. The Company is the sole general partner of the Operating Partnership. The Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended (the “Operating Partnership Agreement”), is in full force and effect and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information.

(j)                 The Operating Partnership does not have any “significant subsidiaries” within the meaning of Rule 1-02 of Regulation S-X. The only direct and indirect subsidiaries (as defined in Rule 1-02 of Regulation S-X) of the Operating Partnership are (a) the subsidiaries listed on Exhibit 21.1 to the Company’s and the Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2024 and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” within the meaning of Rule 1-02 of Regulation S-X.

(k)               The Notes will be in the form contemplated by, and are entitled to the benefits of, the Indenture, and have been duly and validly authorized by all necessary action of the Operating Partnership. The terms of the Notes and Possible Future Guarantee conform in all material respects to the descriptions thereof contained in the Registration Statement, Prospectus and the Time of Sale Information.

(l)               All outstanding units representing limited partnership interests in the Operating Partnership (“Units”) have been duly authorized for issuance by the Operating Partnership to the holders thereof, are validly issued and have been offered and sold or exchanged by the Operating Partnership in compliance with all applicable laws (including, without limitation, federal or state securities laws). The terms of the Units conform in all material respects to the description thereof contained in the Prospectus and the Time of Sale Information. Except as disclosed in the Prospectus and the Time of Sale Information, (i) no Units are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any Units, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Units or any other securities of the Operating Partnership.

(m)             The Notes, when issued and authenticated in the manner provided for in the Indenture and delivered and paid for as contemplated by this Agreement, will constitute valid and legally binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles. The Notes will rank equally with all unsecured indebtedness (other than subordinated indebtedness) of the Operating Partnership that is outstanding on the Closing Date or that may be incurred thereafter and senior to all subordinated indebtedness of the Operating Partnership that is outstanding on the Closing Date or that may be incurred thereafter, except that such Notes will be effectively subordinate to the prior claims of each secured mortgage lender to the extent of the property securing such mortgage and any claims of creditors of entities wholly or partly owned, directly or indirectly, by the Operating Partnership to the extent of the assets of those entities. The Possible Future Guarantee, if any, will rank equally with all unsecured indebtedness (other than subordinated indebtedness) of the Possible Future Guarantor that is outstanding on the Closing Date or that may be incurred thereafter and senior to all subordinated indebtedness of the Possible Future Guarantor that is outstanding on the Closing Date or that may be incurred thereafter, except that such Possible Future Guarantee will be effectively subordinated to the prior claims of each secured mortgage lender to the extent of the property securing such mortgage and any claims of creditors of entities wholly or partly owned, directly or indirectly, by the Possible Future Guarantor to the extent of the assets of those entities.

(n)               The Base Indenture has been duly authorized, executed and delivered by the Operating Partnership and constitutes a valid and binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general equitable principles; the Supplemental Indenture has been duly authorized by the Operating Partnership and the Company and, on the Closing Date, will have been duly executed and delivered by the Operating Partnership and the Company and will constitute a valid and binding agreement of the Operating Partnership and the Company, enforceable against the Operating Partnership and the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general equitable principles.

(o)               The Indenture conforms in all material respects to the respective statements relating thereto contained in the Registration Statement, the Time of Sale Information and the Prospectus and is in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement. The Base Indenture has been, and, as of the Closing Date, the Supplemental Indenture will be, duly qualified under the Trust Indenture Act, and the Trustee has filed a Form T-1 as an exhibit to the Registration Statement.

(p)               The Operating Partnership has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Indenture, and the Company has all requisite power and authority to execute, deliver and perform its obligations under the Supplemental Indenture. This Agreement has been duly authorized, executed and delivered by the Operating Partnership.

(q)               The Operating Partnership Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding agreement, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles. To the Operating Partnership’s knowledge, the Operating Partnership Agreement has been duly executed and delivered by the other parties thereto and is a valid and binding agreement enforceable against such parties in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

(r)               The execution, delivery and performance of this Agreement by the Operating Partnership, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in the Prospectus and the Time of Sale Information will not conflict with or result in a breach or violation of any of the terms or provisions of, or result in the creation or imposition of a lien upon any property or assets of the Operating Partnership or any subsidiary thereof, or constitute (with or without the giving of notice or the passage of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any of the terms, conditions or provisions of any note, bond, indenture, mortgage, deed of trust, lease, license, contract, loan agreement or other agreement or instrument to which the Company, the Operating Partnership or any subsidiary thereof is a party or by which the Operating Partnership or any subsidiary thereof is bound or to which any of the properties or other assets of the Operating Partnership or any subsidiary thereof is subject, (ii) any of the provisions of the declaration of trust, by-laws, certificate of limited partnership, agreement of limited partnership or other organizational document of the Company, the Operating Partnership or any subsidiary thereof, or (iii) any statute or any order, writ, injunction, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or any subsidiary thereof or any of their properties or assets, except for any such breach or violation in the case of (i) or (iii) above that would not, individually or in the aggregate, have a Material Adverse Effect; and except for the registration of the Notes under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, by the New York Stock Exchange (“NYSE”) or the Financial Industry Regulatory Authority (“FINRA”), and under applicable state securities laws in connection with the purchase and distribution of the Notes by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Operating Partnership or any subsidiary thereof and the consummation of the transactions contemplated hereby.

(s)               Except as disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, there are no contracts, agreements or understandings between the Operating Partnership and any person which, by reason of the execution by the Operating Partnership of this Agreement, grant such person the right to require the Operating Partnership to file a registration statement under the Securities Act with respect to any securities of the Operating Partnership owned or to be owned by such person or to require the Operating Partnership to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Operating Partnership under the Securities Act.

(t)               Neither the Operating Partnership nor any of its subsidiaries have sustained, since the date of the latest audited financial statements included in or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information (exclusive of any amendment or supplement thereto after the date hereof), any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, that would have, individually or in the aggregate, a Material Adverse Effect; and, since such date, other than as disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, there has not been any material change in the total equity or long-term debt of the Operating Partnership or its subsidiaries, or any development involving a prospective material adverse change, in or affecting any of the Properties (as defined below) or the business, prospects, operations, management, financial position, net worth, shareholders’ equity or results of operations of the Operating Partnership and its subsidiaries considered as one enterprise.

(u)              The financial statements (including the related notes and supporting schedules), included in or incorporated by reference into the Registration Statement, the Prospectus and the Time of Sale Information, present fairly the financial condition, the results of operations, the cash flows and the shareholders’ equity and other information purported to be shown thereby of the Operating Partnership and its consolidated subsidiaries, at the dates and for the periods indicated, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved and are correct and complete and are in accordance with the books and records of the Operating Partnership and its consolidated subsidiaries. The summary and selected financial data and other supporting schedules included in or incorporated by reference into the Prospectus and the Time of Sale Information, if any, present fairly, in all material respects, the information shown therein as at the respective dates and for the respective periods specified, and the summary and selected financial data and other supporting schedules, if any, have been presented on a basis consistent with the financial statements so set forth in the Prospectus and the Time of Sale Information and other financial information. The pro forma financial statements and the related notes thereto and the pro forma and pro forma as adjusted financial information included in or incorporated by reference into the Registration Statement and the Prospectus, if any, have been prepared in accordance with the applicable requirements of the Securities Act with respect to pro forma financial information and have been properly compiled on the bases described therein, present fairly in all material respects the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other financial statements (or schedules) of the Operating Partnership or otherwise are required by the Securities Act or the Exchange Act to be included in or incorporated by reference into the Registration Statement, the Prospectus or the Time of Sale Information.

(v)               KPMG LLP (“KPMG”), which has certified the financial statements and supporting schedules included in or incorporated by reference into the Registration Statement and the Prospectus of the Operating Partnership, and which has delivered the initial letter as referred to in Section 7(g) hereof, is, and during the periods covered by such reports was, an independent public accountant as required by the Securities Act.

(w)             (1) The Operating Partnership or its subsidiaries have good and marketable title in fee simple (or, as disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, a leasehold interest) to all of the properties owned or leased by them described in the Prospectus and the Time of Sale Information (the “Properties”), in each case, free and clear of all liens, encumbrances, claims, security interests and defects, except such as (i) are disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, or (ii) would not, individually or in the aggregate, have a Material Adverse Effect; (2) neither the Operating Partnership nor its subsidiaries has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof, and neither the Operating Partnership nor its subsidiaries knows of any such condemnation or zoning change which is threatened, which if consummated would have, individually or in the aggregate, a Material Adverse Effect; and (3) except as otherwise disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, neither the Operating Partnership nor, to the knowledge of the Operating Partnership, any tenant of any of the Properties is in default under (i) any space leases (as lessor or lessee, as the case may be) relating to the Properties, or (ii) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, and the Operating Partnership does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, except with respect to (i) and (ii) immediately above any such default that would not, individually or in the aggregate, have a Material Adverse Effect.

(x)               The mortgages or deeds of trust which encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties. Neither the Operating Partnership nor any of its subsidiaries hold participating interests in such mortgages or deeds of trust.

(y)               Except as disclosed in the Prospectus and the Time of Sale Information and except in respect of lease of Properties, the Operating Partnership or a subsidiary thereof has title insurance on the fee interests in each of the Properties, in an amount that is commercially reasonable for each Property. The Operating Partnership and each of its subsidiaries are insured in such amounts and covering such risks as are commercially reasonable for the businesses in which they are engaged; and neither the Operating Partnership nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

(z)               Except as otherwise disclosed in the Prospectus and the Time of Sale Information, (i) to the knowledge of the Operating Partnership, the Operating Partnership and its subsidiaries and the Properties have been and are in material compliance with, and neither the Operating Partnership nor its subsidiaries have any material liability under, applicable Environmental Laws (as hereinafter defined), except as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) neither the Operating Partnership, any of its subsidiaries, nor, to the knowledge of the Operating Partnership, any prior owners or occupants of the property at any time or any other party has at any time released (as such term is defined in Section 101(22) of CERCLA (as hereinafter defined)) or otherwise disposed of, Hazardous Materials (as hereinafter defined) on, to or from the Properties or other assets owned by the Operating Partnership or its subsidiaries, except for such releases or dispositions as would not be reasonably likely to cause the Operating Partnership or its subsidiaries to incur material liability; (iii) the Operating Partnership and its subsidiaries do not intend to use the Properties other than in compliance with applicable Environmental Laws; (iv) neither the Operating Partnership nor any of its subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including, but not limited to, groundwater and surface water) on, beneath or adjacent to the Properties or onto lands or other assets owned by the Operating Partnership or its subsidiaries from which Hazardous Materials might seep, flow or drain into such waters that would have a Material Adverse Effect; (v) neither the Operating Partnership nor any of its subsidiaries has received any written notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law by any governmental or quasi-governmental body or any third party with respect to the Properties or the assets described in the Prospectus and the Time of Sale Information or arising out of the conduct of the Operating Partnership or its subsidiaries, except for such claims that would not be reasonably likely to cause the Operating Partnership or its subsidiaries to incur material liability and that would not require disclosure pursuant to Environmental Laws or federal or state laws regulating the issuance of securities; and (vi) to the knowledge of the Operating Partnership, none of the Properties are included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or to the Operating Partnership’s knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Law or issued by any other federal, state or local governmental authority having or claiming jurisdiction over the Properties and other assets described in the Prospectus and the Time of Sale Information.

As used herein, “Hazardous Material” shall mean any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, asbestos or asbestos-containing material, polychlorinated biphenyls or any hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601 et seq. (“CERCLA”); the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§ 5101 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§ 6901 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. §§ 2601 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. §§ 1251 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq., as any of the above statutes have been amended from time to time, and in the regulations that have been promulgated pursuant to any of the foregoing (individually, an “Environmental Law” and collectively, “Environmental Laws”).

(aa)            To the knowledge of the Operating Partnership, none of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Properties was employed for such purpose on a contingent basis or has any substantial interest in the Operating Partnership or any of its subsidiaries, and none of them nor any of their trustees, directors, officers or employees is connected with the Operating Partnership or any of its subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

(bb)            The Operating Partnership or its subsidiaries own and have right, title and interest in and to, or have valid licenses to use, each material trade name, trademark, service mark, patent, copyright, approval, trade secret and other similar rights (collectively, “Intellectual Property”) for the purpose such Intellectual Property is used by the Operating Partnership and under which the Operating Partnership and its subsidiaries conduct all or any material part of its business, and the Operating Partnership has not created any lien or encumbrance on, or granted any right or license with respect to, any such Intellectual Property except where the failure to own or obtain a license or right to use any such Intellectual Property has not and will not have a Material Adverse Effect; there is no claim pending against the Operating Partnership or its subsidiaries with respect to any Intellectual Property and the Operating Partnership and its subsidiaries have not received notice or otherwise become aware that any Intellectual Property that it uses or has used in the conduct of its business infringes upon or conflicts with the rights of any third party.

(cc)            The Operating Partnership and each of its subsidiaries possess adequate certificates, authorities, licenses, consents, approvals, permits and other authorizations (“Licenses”) issued by appropriate governmental agencies or bodies or third parties necessary to conduct the business now operated by them, other than such Licenses the absence of which would not have a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any such Licenses that, if determined adversely to the Operating Partnership or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect. The Operating Partnership and each of its subsidiaries is in material compliance with the terms and conditions of all such Licenses except as would not reasonably be expected to have a Material Adverse Effect.

(dd)           Except as disclosed in the Prospectus and the Time of Sale Information, there are no legal or governmental proceedings pending to which the Operating Partnership or its subsidiaries is a party or of which any property or assets of the Operating Partnership or its subsidiaries is the subject which, if determined adversely to the Operating Partnership or its subsidiary, might have, individually or in the aggregate, a Material Adverse Effect, or would materially and adversely affect the ability of the Operating Partnership to perform its obligations under this Agreement; and to the knowledge of the Operating Partnership, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(ee)            There are no contracts or other documents which are required to be disclosed in the Registration Statement, the Prospectus or the Time of Sale Information, or filed as exhibits to the Registration Statement, or incorporated by reference therein, by the Securities Act which have not been disclosed in the Registration Statement, the Prospectus and the Time of Sale Information or filed as exhibits to the Registration Statement or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information as permitted by the Securities Act. No event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Operating Partnership or any of its subsidiaries of any other agreement or instrument to which the Operating Partnership or any of its subsidiaries is a party or by which any of them or their respective properties or businesses may be bound or affected which default or event would have a Material Adverse Effect.

(ff)              No labor dispute with the employees of the Operating Partnership or any of its subsidiaries exists or, to the knowledge of the Operating Partnership, is threatened or imminent which might be expected to have a Material Adverse Effect.

(gg)           Neither the Operating Partnership nor any of its subsidiaries has operations outside of the United States or owns or leases any assets outside of the United States. Neither the Operating Partnership nor any of its subsidiaries, trustees, directors, officers, or employees nor, to the knowledge of the Operating Partnership, any agent or affiliate or other person associated with or acting on behalf of the Operating Partnership or any of its subsidiaries is currently the subject or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State (including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Operating Partnership or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, the Russian Federation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine and any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Operating Partnership will not directly or indirectly use the proceeds of the offering of the Notes contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or for the purpose of facilitating any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or for the purpose of facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Since April 24, 2019, the Operating Partnership and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(hh)           The Operating Partnership and each of its subsidiaries are in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA other than an event for which the notice requirements have been waived by regulations) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Operating Partnership or any of its subsidiaries would have any liability; neither the Operating Partnership nor any subsidiary has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the “Code”), including the regulations and published interpretations thereunder; and each “pension plan” for which the Operating Partnership or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that such plan is so qualified in all material respects and, to the knowledge of the Operating Partnership, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where such non-compliance, reportable events, liabilities or failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. The assets of the Operating Partnership and its subsidiaries do not constitute “plan assets” of an ERISA regulated employee benefit plan.

(ii)              The Operating Partnership and each of its subsidiaries (including any predecessor entities) have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that (i) is currently being contested in good faith, (ii) would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect or (iii) as disclosed in or contemplated by the Prospectus and the Time of Sale Information. No tax deficiency has been determined adversely to the Operating Partnership or any of its subsidiaries or any of its respective properties or assets which has had (nor does the Operating Partnership or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely to it might have) a Material Adverse Effect.

(jj)              Except as disclosed in the Prospectus and the Time of Sale Information, to the knowledge of the Operating Partnership, there is no pending or threatened special assessment, tax reduction proceeding or other action which could increase or decrease the real property taxes or assessments of any Property, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(kk)            Nothing has come to the attention of the Operating Partnership that has caused the Operating Partnership to believe that the statistical and market-related data included or incorporated by reference in the Prospectus and the Time of Sale Information is not based on or derived from sources that are reliable and accurate in all material respects.

(ll)              Commencing with the taxable year ended December 31, 2004, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code and it currently intends to operate in a manner that allows it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(mm)           Except as disclosed in the Prospectus and the Time of Sale Information, each of the Operating Partnership and the other subsidiaries of the Company (other than Kite Realty Holdings, IWR Protective Corporation, and their respective subsidiaries, each of which is properly classified as a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code), has been properly classified either as a partnership, as a REIT, or as an entity disregarded as separate from the Operating Partnership (or any subsidiary of the Operating Partnership that is itself classified as a partnership or a REIT) for federal income tax purposes throughout the period from its formation through the date hereof.

(nn)           Except as disclosed in the Prospectus and the Time of Sale Information, neither the Operating Partnership nor any of its subsidiaries is (i) in violation of its declaration of trust, bylaws, certificate of limited partnership, agreement of limited partnership or other similar organizational document, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the performance or observance of any obligation, agreement, term, covenant or condition contained in a contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease (under which the Operating Partnership or a subsidiary is landlord or otherwise), ground lease (under which the Operating Partnership or a subsidiary is tenant), development agreement, reciprocal easement agreement, deed restriction, parking management agreements, or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject, except for any such default which would not, individually or in the aggregate, have a Material Adverse Effect or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject.

(oo)           Neither the Operating Partnership or any of its subsidiaries, nor any trustee, director, officer, agent, employee or other person associated with or acting on behalf of the Operating Partnership or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, the Bribery Act 2010 of the United Kingdom, as amended, or any other applicable domestic anti-bribery law or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Operating Partnership and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(pp)           Neither the Operating Partnership nor any of its subsidiaries is, or, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus and the Time of Sale Information, will be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(qq)           The Notes shall have an investment grade rating from one or more “nationally recognized statistical rating organizations” (as such term is defined in Section 3(a)(62) of the Exchange Act) as of the Closing Date. No nationally recognized statistical rating organization (i) has imposed (or has informed the Operating Partnership that it is considering imposing) any condition (financial or otherwise) on the Operating Partnership retaining any rating assigned to the securities of the Operating Partnership or (ii) has indicated to the Operating Partnership that it is considering (a) downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of a possible change in, any rating so assigned or (b) any change in the outlook for any rating of the securities of the Operating Partnership.

(rr)              No relationship, direct or indirect, exists between or among the Operating Partnership or its subsidiaries on the one hand, and the trustees, directors, officers, shareholders, customers or suppliers of the Operating Partnership or its subsidiaries on the other hand, which is required to be disclosed in the Registration Statement, the Prospectus and the Time of Sale Information which is not so disclosed.

(ss)             Except as stated in this Agreement and in the Prospectus and the Time of Sale Information, neither the Operating Partnership nor any of its subsidiaries nor any of their respective officers, trustees, directors, members or controlling persons has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M under the Exchange Act or cause or result in the unlawful stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

(tt)              The Operating Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Operating Partnership, including its consolidated subsidiaries, is made known to the Operating Partnership’s principal executive officers and their principal financial officers by others within those entities, and, as of the end of the Operating Partnership’s most recent fiscal quarter, such disclosure controls and procedures were effective to perform the functions for which they were established; the Operating Partnership’s auditors and the Audit Committee of the Board of Trustees of the Company, as general partner of the Operating Partnership, have been advised of: (i) any material weakness or significant deficiency in the design or operation of internal control over financial reporting that is reasonably likely to have a material effect on the Operating Partnership’s ability to record, process, summarize and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Operating Partnership’s internal control over financial reporting; and except as set forth in the Prospectus and the Time of Sale Information, since the end of the Operating Partnership’s most recently completed fiscal quarter, there have been no changes in the Operating Partnership’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Operating Partnership’s internal control over financial reporting.

(uu)           Based on its evaluation of its internal control over financial reporting as of the end of the Operating Partnership’s most recent fiscal quarter, the Operating Partnership is not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Operating Partnership’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Operating Partnership’s internal control over financial reporting.

(vv)           The Operating Partnership is in compliance in all material respects with all presently applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(ww)          The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Operating Partnership is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Notes.

(xx)             The operations of the Operating Partnership are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Operating Partnership or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Operating Partnership, threatened.

(yy)            (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Operating Partnership or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Notes in reliance on the exemption in Rule 163 under the Securities Act, and (D) at the Applicable Time (with such date being used as the determination date for purposes of this clause (D)), the Operating Partnership was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.

(zz)             No approval or consent of, or registration or filing with, any federal governmental agency or any Maryland governmental agency is required to be obtained or made by the Company in connection with the issuance and sale of the Notes or the consummation of the transactions contemplated by this Agreement, other than registration of the Notes under the Securities Act and the qualification of the Indenture under the Trust Indenture Act, each of which has been (or in the case of the Supplemental Indenture, as of the Closing Date, will be) effected, and such consents, approvals, authorization, orders and registration or qualifications as may be required under applicable securities or Blue Sky laws of the various jurisdictions in which the Notes are being offered by the Underwriters or under the rules of the FINRA.

(aaa)          (A) To the Operating Partnership’s knowledge, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Operating Partnership’s information technology and computer systems, networks, hardware, software, data and databases (including the data and information of its respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Operating Partnership, and any such data processed or stored by third parties on behalf of the Operating Partnership), equipment or technology (collectively, “IT Systems and Data”); (B) the Operating Partnership has not been notified of, and has no knowledge of any event or condition that would result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data; and (C) the Operating Partnership has implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards, except with respect to clauses (A) and (B), for any such security breach or incident, unauthorized access or disclosure, or other compromises, as would not, individually or in the aggregate, have a Material Adverse Effect or with respect to clause (C), where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect. The Operating Partnership is presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

Any certificate signed by any officer or authorized representative of the Operating Partnership and delivered to the Underwriters or to counsel for Underwriters shall be deemed a representation and warranty by the Operating Partnership to the Underwriters as to the matters covered thereby.

SECTION 2.      Purchase of the Notes by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Operating Partnership agrees to sell at a purchase price of 98.888% of the principal amount of the Notes to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the principal amount of Notes set forth opposite that Underwriter’s name in Schedule 1 hereto, together with any additional principal amount of Notes that such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

The Operating Partnership shall not be obligated to deliver any of the Notes to be delivered on the Closing Date except upon payment for all the Notes to be purchased on the Closing Date as provided herein.

SECTION 3.      Offering of the Notes by the Underwriters. Upon authorization by the Representatives of the release of the Notes, the several Underwriters propose to offer the Notes for sale upon the terms and conditions set forth in the Prospectus and the Time of Sale Information.

SECTION 4.      Delivery of and Payment for the Notes. Delivery of and payment for the Notes shall be made at the office of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 A.M., New York City time, on the seventh full business day following the date of this Agreement (unless postponed in accordance with the provisions of Section 9 hereof), or at such other date or place as shall be determined by agreement among the Representatives and the Operating Partnership. This date and time are sometimes referred to as the “Closing Date”. The Operating Partnership shall deliver the Notes through the facilities of The Depository Trust Company, unless the Representatives shall otherwise instruct, for the account of the Underwriters against payment of the purchase price in federal (same day) funds by wire transfer to an account designated by the Operating Partnership.

SECTION 5.      Further Agreements of the Operating Partnership. The Operating Partnership agrees:

(a)               To prepare the Prospectus in a form approved by the Representatives and to file the Prospectus within the time period required by Rule 424(b) under the Securities Act (without reliance on Rule 424(b)(8) under the Securities Act); to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Operating Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Securities Act, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal; and to pay the required Commission filing fees relating to the Notes within the time period required by Rule 456(b)(1)(i) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act and, if applicable, shall have updated the “Calculation of Filing Fee Tables” in accordance with Rule 456(b)(1)(ii) of the Securities Act either in a post-effective amendment to the Registration Statement or in a prospectus filed pursuant to Rule 424(b);

(b)              To furnish promptly to the Representatives and to counsel for the Underwriters a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(c)               To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including consents and exhibits other than this Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any Incorporated Document (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Notes or any other securities relating thereto and if at such time any events shall have occurred as a result of which any Preliminary Prospectus, the Prospectus or the Time of Sale Information as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Preliminary Prospectus or the Prospectus or the Time of Sale Information is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Preliminary Prospectus or the Prospectus or the Time of Sale Information in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such amendment or supplement with the Commission and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Preliminary Prospectus or the Prospectus or the Time of Sale Information which will correct such statement or omission or effect such compliance;

(d)               To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Representatives or counsel to the Underwriters, be required by the Securities Act or requested by the Commission;

(e)               Prior to filing with the Commission any amendment or supplement to the Registration Statement or to the Prospectus or any Issuer Free Writing Prospectus, any Incorporated Document pursuant to Rule 424 of the Securities Act, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent (which may be oral) of the Representative to the filing;

(f)                Not to make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus without the prior consent of the Representatives;

(g)               To retain in accordance with the Securities Act all Issuer Free Writing Prospectuses not required to be filed pursuant to the Securities Act; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify you and, upon your request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as they may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(h)               To timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to holders of Notes as soon as practical an earnings statement for the purpose of, and to provide to holders of Notes the benefits contemplated by, the last paragraph of Section 11(a) and Rule 158 of the Securities Act;

(i)                To furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act such number of copies of the Prospectus and the Time of Sale Information (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the Securities Act or the Exchange Act;

(j)                To consent to the use of the Prospectus and the Time of Sale Information (and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the several Underwriters and by all dealers to whom Notes may be sold, both in connection with the offering and sale of the Notes and for such period of time thereafter as the Prospectus is required by the Securities Act to be delivered in connection with sales by any Underwriter or dealer. If at any time prior to the later of (i) the completion of the distribution of the Notes pursuant to the offering contemplated by the Registration Statement or (ii) the expiration of prospectus delivery requirements with respect to the Notes under Section 4(a)(3) of the Securities Act and Rule 174 thereunder, any event shall occur that in the judgment of the Operating Partnership or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or the Time of Sale Information or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the Securities Act or any other law, the Operating Partnership will forthwith prepare and, subject to Section 5(a) hereof, file with the Commission and use its best efforts to cause to become effective as promptly as possible an appropriate supplement or amendment thereto, and will furnish to each Underwriter who has previously requested Prospectuses, without charge, a reasonable number of copies thereof;

(k)               Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Notes for offering and sale under the securities, real estate syndication or Blue Sky laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes;

(l)                During the period of five years hereafter, upon written request of the Underwriters, to furnish to the Underwriters, (i) as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year, (ii) as soon as available, a copy of each report and any definitive proxy statement of the Operating Partnership filed with the Commission under the Exchange Act or mailed to shareholders, and (iii) from time to time, such other information concerning the Operating Partnership as the Underwriters may reasonably request; provided that any document that is available on the SEC’s EDGAR system shall be deemed furnished to the Underwriters;

(m)              From and including the date of this Agreement through and including the Closing Date, the Operating Partnership will not, without the prior written consent of the Representatives, directly or indirectly issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option or right to sell or otherwise transfer or dispose of any debt securities of or guaranteed by the Operating Partnership that are similar to the Notes (other than the Notes issued under this Agreement) or any securities convertible into or exercisable or exchangeable for any debt securities of or guaranteed by the Operating Partnership that are similar to the Notes;

(n)               To apply the net proceeds from the sale of the Notes being sold by the Operating Partnership in accordance with the description set forth in the Prospectus and the Time of Sale Information under the caption “Use of Proceeds”;

(o)               During the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, the Operating Partnership will (1) comply with all provisions of the Securities Act and (2) file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act;

(p)               To take such steps as shall be necessary to ensure that neither the Operating Partnership nor any of its subsidiaries shall become an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder;

(q)               The Company will use its best efforts to continue to be organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code for each of its taxable years;

(r)                Except for the authorization of actions permitted to be taken by the Underwriters as contemplated herein or in the Prospectus and the Time of Sale Information, the Operating Partnership will not (1) prior to the completion of the distribution of the Notes as contemplated in this Agreement and the Prospectus, take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Operating Partnership to facilitate the sale or resale of the Notes; (2) until the Closing Date, sell, bid for or purchase the Notes or pay any person any compensation for soliciting purchases of the Notes; or (3) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Operating Partnership; and

(s)               The Operating Partnership will prepare a final term sheet containing only a description of the Notes, in a form approved by the Underwriters and attached as Exhibit E-1 hereto, and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such rule (such term sheet, the “Final Term Sheet”). Any such Final Term Sheet is an Issuer Free Writing Prospectus for purposes of this Agreement.

SECTION 6.      Expenses. The Operating Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with the performance of its obligations under this Agreement, including (a) the authorization, issuance, sale and delivery of the Notes and any stamp duty or other taxes payable in that connection, and the preparation and printing of certificates for the Notes; (b) the preparation, printing, filing and distribution under the Securities Act of the Registration Statement and any amendments and exhibits thereto, any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus; (c) the distribution of the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any Incorporated Document, all as provided in this Agreement; (d) the production and distribution of this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Notes; (e) any required review by FINRA of the terms of sale of the Notes (including related fees and expenses of counsel to the Underwriters); (f) the qualification of the Notes under the securities laws of the several jurisdictions as provided in Section 5(k) and of preparing, printing and distributing a Blue Sky memorandum and a Canadian “wrapper” (including related reasonable fees and expenses of counsel to the Underwriters); (g) all expenses incurred by the Operating Partnership in connection with any “road show” presentation to potential investors, including, without limitation, (i) expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Operating Partnership and (ii) travel and lodging expenses of officers of the Operating Partnership and any such consultants, and one-half of the cost of any aircraft and other transportation chartered in connection with the road show, provided that one-half of the cost of aircraft and other transportation chartered in connection with the road show shall be the responsibility of the Representatives; (h) any action of the Trustee in connection with the offering of the Notes; (i) the registration fees payable pursuant to Section 6 of the Securities Act for the registration of the Notes; (j) all other costs and expenses incident to the performance of the obligations of the Operating Partnership under this Agreement or the Indenture; and (k) the fees and disbursements of the Operating Partnership’s counsel and accountants; provided that, except as provided in this Section 6 and in Section 12, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Notes made by the Underwriters.

SECTION 7.      Conditions of the Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Operating Partnership contained herein, to the performance by the Operating Partnership of its obligations hereunder, and to each of the following additional terms and conditions:

(a)               All the representations and warranties of the Operating Partnership contained in this Agreement and all written statements of officers of the Operating Partnership made pursuant to this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

(b)               The Registration Statement has become effective under the Securities Act; the Issuer Free Writing Prospectus, if any, the Prospectus and any amendment or supplement thereto, as the case may be, shall have been filed with the Commission pursuant to Rule 424(b) (in the case of the Issuer Free Writing Prospectus, to the extent required under Rule 433 of the Securities Act) within the applicable time period prescribed for such filing by such Rule; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any Incorporated Document or any amendment or supplement to the Registration Statement, Preliminary Prospectus, Prospectus or the Time of Sale Information shall have been issued, and no proceedings for that purpose shall have been instituted or threatened, or, to the knowledge of the Operating Partnership, shall be contemplated by the Commission. The Operating Partnership shall have paid the required Commission filing fees relating to the Notes within the time period required by Rule 456(b)(1)(i) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act and, if applicable, shall have updated the “Calculation of Filing Fee Tables” in accordance with Rule 456(b)(1)(ii) of the Securities Act either in a post-effective amendment to the Registration Statement or in a prospectus filed pursuant to Rule 424(b).

(c)              Subsequent to the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus, the Prospectus and the Time of Sale Information, other than as set forth in or contemplated by the Registration Statement, the Prospectus and the Time of Sale Information (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) and prior to the Closing Date, there shall not have occurred (i) any event that would cause a Material Adverse Effect, or (ii) any event or development relating to or involving the Operating Partnership or any of its subsidiaries, or any partner, officer, director or trustee of the Operating Partnership or any of its subsidiaries, which makes any statement of a material fact made in the Prospectus untrue or which, in the opinion of the Operating Partnership and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your reasonable opinion, adversely affect the market for the Notes.

(d)              All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Operating Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(e)               Hogan Lovells US LLP shall have furnished to the Representatives its written opinion, as counsel to the Operating Partnership, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives and counsel to the Underwriters, substantially as set forth in Exhibit D-1 hereto. In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America and the States of Delaware, Maryland and New York and in respect of matters of fact, upon certificates of officers of the Operating Partnership or its subsidiaries, provided that such counsel shall state that it believes that both the Underwriters and it are justified in relying upon such certificates. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives and counsel to the Underwriters, in substantially the form set forth in Exhibit D-2 hereto.

(f)                The Representatives shall have received from Sidley Austin LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Registration Statement, the Prospectus, the Time of Sale Information and other related matters as the Representatives may reasonably require, and the Operating Partnership shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g)               At the time of the execution of this Agreement, the Representatives shall have received from KPMG a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(h)              At the Closing Date, the Representatives shall have received from KPMG a letter, dated the Closing Date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 7(g) hereof, except that the specified date referred to shall be a date not more than two business days prior to the Closing Date.

(i)                Neither the Operating Partnership nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and the Time of Sale Information (exclusive of any amendment or supplement thereto after the date hereof) (A) any loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (B) since such date, there shall not have been any change in the total equity or long-term debt of the Operating Partnership or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Operating Partnership and its subsidiaries, other than as disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus and the Time of Sale Information.

(j)                Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i)  trading in securities generally on the NYSE or the NYSE MKT LLC or in the over-the-counter market, or trading in any securities of the Operating Partnership or the Company on the NYSE, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or any state authority or a material disruption in commercial banking or securities settlement or clearance services shall have occurred, (iii) the United States shall have become engaged in new hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other calamity or crisis as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus and the Time of Sale Information or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering, sale or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus and the Time of Sale Information.

(k)               The Operating Partnership shall have furnished to the Representatives a certificate, dated the Closing Date, of two executive officers of the Company, as general partner of the Operating Partnership, who have specific knowledge of the Operating Partnership’s financial matters and are satisfactory to the Representatives, stating that:

(i)              The representations, warranties and agreements of the Operating Partnership in Section 1 are true and correct in all material respects, as of the Closing Date; the Operating Partnership has complied with all its agreements contained herein; and the conditions set forth in Sections 7(b) and (c) have been fulfilled;

(ii)              They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made), and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; and

(iii)            No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission.

(l)               Subsequent to the execution of this Agreement, (i) there shall not have been any decrease in the rating of any debt securities of the Operating Partnership or the Possible Future Guarantor by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review or on a so-called “watch list,” with possible negative implications, its ratings of the Operating Partnership or the Possible Future Guarantor or any such debt securities (other than an announcement with positive implications of a possible upgrading).

(m)             On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.

(n)              On or prior to the Closing Date, the Operating Partnership shall have furnished or caused to be furnished to the Representatives such further certificates and documents as the Representatives or counsel to the Underwriters may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

Any certificate or document signed by any officer or authorized representative of the Operating Partnership and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Operating Partnership to each Underwriter as to the statements made therein.

SECTION 8.      Effective Date of Agreement. This Agreement shall become effective upon the execution hereof by the parties hereto.

SECTION 9.      Default by One or More of the Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase the principal amount of Notes that it or they have agreed to purchase hereunder, and the aggregate principal amount of Notes that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Notes, each non-defaulting Underwriter shall be obligated, severally, in the proportion in which the principal amount of Notes set forth opposite its name in Schedule 1 hereto bears to the aggregate principal amount of Notes set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify, to purchase the Notes that such defaulting Underwriter or Underwriters agreed, but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Notes and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes and arrangements satisfactory to you and the Operating Partnership for the purchase of such Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Operating Partnership. In any such case that does not result in termination of this Agreement, either you or the Operating Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.

SECTION 10.  Indemnification and Contribution.

(a)               Subject to the limitations in this paragraph below, the Operating Partnership agrees to indemnify and hold harmless you and each other Underwriter, its affiliates, as such term is defined in Rule 501(b) under the Securities Act, partners, directors, officers, employees and agents of each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and attorneys’ fees and expenses (collectively, “Damages”) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Time of Sale Information, any Issuer Free Writing Prospectus, any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus or the Prospectus or in any amendment or supplement thereto (including the information deemed to be a part of the Registration Statement pursuant to Rule 434 under the Securities Act, if applicable), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that any such Damages arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Operating Partnership by or on behalf of any Underwriter through you, expressly for use in connection therewith, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in subsection (b) below. This indemnification shall be in addition to any liability that the Operating Partnership may otherwise have.

(b)               Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Operating Partnership, its officers and any person who controls the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing several indemnity from the Operating Partnership to each Underwriter, but only with respect to information furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus, the Time of Sale Information, any Issuer Free Writing Prospectus, any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus, or any Preliminary Prospectus, or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by the Underwriters consists of the following information in the Preliminary Prospectus, the Prospectus or the Time of Sale Information furnished by the Underwriters: the information in the fourth paragraph, the third sentence of the seventh paragraph, the first three sentences and the last sentence of the eighth paragraph and the first sentence of the ninth paragraph under the caption “Underwriting (Conflicts of Interest).” If any action or claim shall be brought or asserted against the Operating Partnership, any of its trustees, any of its officers or any such controlling person based on the Registration Statement, the Prospectus, the Time of Sale Information or any Preliminary Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph, such Underwriter shall have the rights and duties given to the Operating Partnership by Section 10(d) hereof (except that if the Operating Partnership shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter’s expense), and the Operating Partnership, its trustees, any such officers and any such controlling persons, shall have the rights and duties given to the Underwriters by Section 10(d) hereof.

(c)               In any event, the Operating Partnership will not, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any proceeding or threatened claim, action, suit or proceeding in respect of which the indemnification may be sought hereunder (whether or not the Representatives or any person who controls the Representatives within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of all Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

(d)               If any action or claim shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Operating Partnership, such Underwriter or such controlling person shall promptly notify in writing the party(s) against whom indemnification is being sought (the “indemnifying party” or “indemnifying parties”), and such indemnifying party(s) shall assume the defense thereof, including the employment of counsel reasonably acceptable to such Underwriter or such controlling person and the payment of all reasonable fees of and expenses incurred by such counsel. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person, unless (i) the indemnifying party(s) has (have) agreed in writing to pay such fees and expenses, (ii) the indemnifying party(s) has (have) failed to assume the defense and employ counsel reasonably acceptable to the Underwriter or such controlling person or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying party(s), and such Underwriter or such controlling person shall have been advised by its counsel that one or more legal defenses may be available to the Underwriter that may not be available to the Operating Partnership, or that representation of such indemnified party and any indemnifying party(s) by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party(s) shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person (but the Operating Partnership shall not be liable for the fees and expenses of more than one counsel for the Underwriters and such controlling persons)). The indemnifying party(s) shall not be liable for any settlement of any such action effected without its (their several) written consent, which written consent shall not be unreasonably withheld, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party(s) agree(s) to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but in the case of a judgment only to the extent stated in Section 10(a).

(e)               If the indemnification provided for in this Section 10 is unavailable or insufficient for any reason whatsoever to an indemnified party in respect of any Damages referred to herein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Operating Partnership on the one hand, and the Underwriters on the other hand, from the offering and sale of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative and several fault of the Operating Partnership on the one hand, and the Underwriters on the other hand, in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative benefits received by the Operating Partnership on the one hand, and the Underwriters on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Operating Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Operating Partnership on the one hand, and the Underwriters on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Operating Partnership on the one hand, or by the Underwriters on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 was determined by a pro-rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount of the underwriting discounts and commissions received by such Underwriter in connection with the Notes underwritten by it and distributed to the public.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several in proportion to the respective principal amounts of Notes set forth opposite their names in Schedule 1 hereto and not joint.

(f)                Any Damages for which an indemnified party is entitled to indemnification or contribution under this Section 10 shall be paid by the indemnifying party to the indemnified party as Damages are incurred after receipt of reasonably itemized invoices therefor. The indemnity, contribution and reimbursement agreements contained in this Section 10 and the representations and warranties of the Operating Partnership set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Operating Partnership, its officers or any person controlling the Operating Partnership, (ii) acceptance of any Notes and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Operating Partnership, its officers or any person controlling the Operating Partnership, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 10.

SECTION 11.  Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Operating Partnership prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(i) or 7(j) shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

SECTION 12.  Reimbursement of Underwriters’ Expenses. If the Operating Partnership shall fail to tender the Notes for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Operating Partnership to perform any agreement on their part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Operating Partnership is not fulfilled, the Operating Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Operating Partnership shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Operating Partnership shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

SECTION 13.  No Fiduciary Duty. The Operating Partnership acknowledges and agrees that in connection with the offering and sale of the Notes or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any pre-existing relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Operating Partnership and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to the Operating Partnership, including, without limitation, with respect to the determination of the public offering price of the Notes, and such relationship between the Operating Partnership, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Operating Partnership shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Operating Partnership. The Operating Partnership hereby waives any claims that the Operating Partnership may have against the Underwriters with respect to any breach of fiduciary duty in connection with the offering and sale of the Notes; provided, however, that such waiver shall not limit the rights of the parties to this Agreement under Section 10 hereof.

SECTION 14.  Research Independence. In addition, the Operating Partnership acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Operating Partnership and/or the Offering that differ from the views of its investment bankers. The Operating Partnership acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

SECTION 15.  Notices, etc. Except as otherwise provided in this Agreement, all statements, requests, notices and agreements hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, and:

(a)               if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attention: Transaction Management, E-mail: tmgcapitalmarkets@wellsfargo.com; PNC Capital Markets LLC, 300 Fifth Ave, 10th Floor, Pittsburgh, Pennsylvania 15222, Attention: Debt Capital Markets, Fixed Income Transaction Execution, Email: capitalmarketsnotices@pnc.com; and TD Securities (USA) LLC, Attention: DCM – Transaction Advisory Group, 1 Vanderbilt Avenue, 11th Floor, New York, New York 10017, Email: USTransactionAdvisory@tdsecurities.com, with a copy to Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Edward F. Petrosky, epetrosky@sidley.com and J. Gerard Cummins, jcummins@sidley.com, Fax: (212) 839-5599, and

(b)               if to the Operating Partnership shall be delivered or sent by mail, telex or facsimile transmission to the Operating Partnership, 30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204, Attention: Heath R. Fear, Fax: (317) 577-0001, with a copy to Hogan Lovells US LLP, 555 13th Street, N.W., Washington, DC 20004, Attention: David W. Bonser, Esq., david.bonser@hoganlovells.com, and Elizabeth Banks, elizabeth.banks@hoganlovells.com.

SECTION 16.  Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Operating Partnership, and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Operating Partnership contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 10(b) of this Agreement shall be deemed to be for the benefit of directors or trustees of the Operating Partnership, officers of the Operating Partnership and any person controlling the Operating Partnership within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

SECTION 17.  Survival. The respective indemnities, representations, warranties and agreements of the Operating Partnership and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them. The provisions of Section 10 and 12 hereof shall survive the termination or cancellation of this Agreement.

SECTION 18.  Definition of the Term "Business Day" and "Subsidiary." For purposes of this Agreement, (a) “business day” means any day on which the NYSE is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Securities Act.

SECTION 19.  Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of New York.

SECTION 20.  Waiver of Jury Trial. EACH OF THE OPERATING PARTNERSHIP AND THE UNDERWRITERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 21.  Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 22.  Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

SECTION 23.  Recognition of the U.S. Special Resolution Regimes.

(a)               In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)               In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 23, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature Pages Follow]

If the foregoing correctly sets forth the agreement between the Operating Partnership and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

KITE REALTY GROUP, L.P.

By:	Kite Realty Group Trust,
its general partner

By:	/s/ Heath R. Fear
	Name:	Heath R. Fear
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Underwriting Agreement]

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

WELLS FARGO SECURITIES, LLC

PNC CAPITAL MARKETS LLC

TD SECURITIES (USA) LLC

For themselves and as Representatives of the other Underwriters named in Schedule 1 hereto

WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
	Name:	Carolyn Hurley
	Title:	Managing Director

PNC CAPITAL MARKETS LLC

By:	/s/ Valerie Shadeck
	Name:	Valerie Shadeck
	Title:	Managing Director

TD SECURITIES (USA) LLC

By:	/s/ Chandni Joshi
	Name:	Chandni Joshi
	Title:	Director

[Signature Page to Underwriting Agreement]

SCHEDULE 1

Underwriters	Principal Amount of Notes
Wells Fargo Securities, LLC	$42,000,000
PNC Capital Markets LLC	42,000,000
TD Securities (USA) LLC	42,000,000
BofA Securities, Inc.	21,000,000
Goldman Sachs & Co. LLC	21,000,000
J.P. Morgan Securities LLC	21,000,000
KeyBanc Capital Markets Inc.	21,000,000
Regions Securities LLC	21,000,000
Capital One Securities, Inc.	14,250,000
Citigroup Global Markets Inc.	14,250,000
Truist Securities, Inc.	14,250,000
U.S. Bancorp Investments, Inc.	14,250,000
Fifth Third Securities, Inc.	6,000,000
Samuel A. Ramirez & Company, Inc.	6,000,000
Total	$300,000,000

Sch. 1-1

SCHEDULE 2

None.

Sch. 2-1

SCHEDULE 3

See Final Term Sheet.

Sch. 3-1

EXHIBIT D-1

FORM OF OPINION OF HOGAN LOVELLS US LLP

Ex. D-1-1

EXHIBIT D-2

FORM OF 10b-5 NEGATIVE ASSURANCE OF HOGAN LOVELLS US LLP

Ex. D-2-1

EXHIBIT E-1

FINAL TERM SHEET

Issuer Free Writing Prospectus

Filed Pursuant to Rule 433

dated June 17, 2025

Relating to

Preliminary Prospectus Supplement

dated June 17, 2025 and

Prospectus dated June 7, 2024

Registration No. 333-280024-01

KITE REALTY GROUP, L.P.

Pricing Term Sheet

$300 million 5.200% Senior Notes due 2032

This pricing term sheet supplements, and should be read in conjunction with, the preliminary prospectus supplement dated June 17, 2025 (the “Preliminary Prospectus Supplement”) of Kite Realty Group, L.P. (“we,” “our,” or “us”) and the accompanying prospectus dated June 7, 2024 and the documents incorporated and deemed to be incorporated by reference therein.

Issuer:	Kite Realty Group, L.P.

Securities Offered:	5.200% Senior Notes due 2032

Security Type:	Senior Unsecured Notes

Possible Future Guarantee:	As set forth in the Preliminary Prospectus Supplement

Pricing Date:	June 17, 2025

Settlement Date:	June 27, 2025 (T+7). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes more than one business day prior to the scheduled closing date for this offering will be required, by virtue of the fact that the Notes will initially settle in T+7, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes during such period should consult their advisors.

Stated Maturity Date:	August 15, 2032

Interest Payment Dates:	February 15 and August 15, commencing February 15, 2026

Ex. E-1-1

Principal Amount:	$300,000,000

Public Offering Price:	99.513% of the Principal Amount, plus accrued interest, if any, from June 27, 2025, if settlement occurs after such date

Benchmark Treasury:	4.125% due May 31, 2032

Benchmark Treasury Price / Yield:	99-21 1/4 / 4.181%

Spread to Benchmark Treasury:	+110 basis points

Yield to Maturity:	5.281%

Coupon:	5.200% per year

Optional Redemption:	Prior to June 15, 2032 (two (2) months prior to the Stated Maturity Date) (the “Par Call Date”), make whole redemption at the Treasury Rate (as defined in the Preliminary Prospectus Supplement) plus 20 basis points, plus accrued and unpaid interest. On or after the Par Call Date, at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest. See the Preliminary Prospectus Supplement for further terms and provisions applicable to optional redemption and the calculation of the redemption price.

CUSIP / ISIN:	49803X AG8 / US49803XAG88

Joint Book-Running Managers:	Wells Fargo Securities, LLC PNC Capital Markets LLC TD Securities (USA) LLC BofA Securities, Inc. Goldman Sachs & Co. LLC J.P. Morgan Securities LLC KeyBanc Capital Markets Inc. Regions Securities LLC

Senior Co-Managers:	Capital One Securities, Inc. Citigroup Global Markets Inc. Truist Securities, Inc. U.S. Bancorp Investments, Inc.

Co-Managers:	Fifth Third Securities, Inc. Samuel A. Ramirez & Company, Inc.

No PRIIPs or UK PRIIPs key information document (KID) has been prepared as not available to retail in the European Economic Area or the United Kingdom.

Ex. E-1-2

The Issuer has filed a registration statement (including a preliminary prospectus supplement and a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you make a decision to invest, you should read the registration statement, and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and preliminary prospectus supplement if you request it by calling Wells Fargo Securities, LLC toll-free at 1-800-645-3751, PNC Capital Markets LLC toll-free at 1-855-881-0697, or TD Securities (USA) LLC toll-free at 1-855-495-9846.

Ex. E-1-3